SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2003



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


    California                      1-12711                      94-1721931
    ----------                      -------                      ----------
 (State or other             (Commission File No.)            (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Effective November 17, 2003, Mr. David Amitai will become the Company's Executive CEO reporting to the Board. The responsibilities of the new Executive CEO include the development of the corporate vision and strategic plans for the Company. The Company has begun a search for an industry professional in the U.S. market to serve as a permanent CEO and President. Concurrent with Mr. Amitai's appointment, effective November 17, 2003, Mr. Robert O. Smith will become the interim CEO and President. Further information is on the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.               Exhibit Description
     ----------                -------------------

     99                        Press release announcing third quarter results

ITEM 12. REGULATION FD DISCLOSURE.

     Digital Power Corporation announced its results for the third quarter of fiscal year 2003 on the attached press release.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL POWER CORPORATION,
                                            a California Corporation


Dated:  November 15, 2003                   /s/ David Amitai
                                            -------------------------------
                                            David Amitai,
                                            Chief Executive Officer



Dated:  November 18, 2003                   /s/ Haim Yatim
                                            -------------------------------
                                            Haim Yatim,
                                            Chief Financial Officer